EXHIBIT 10.6

AMENDMENT NO. 5 TO LOAN AGREEMENT

This Amendment No. 5 to Loan Agreement dated as of December 28, 2001 (“Amendment”) is entered into with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A. (under its former name, “Bank of America National Trust and Savings Association”), as Administrative Agent (as amended by an Amendment No. 1 dated April 10, 1998, an Amendment No. 2 dated March 31, 1999, an Amendment No. 3 dated June 30, 2000, and an Amendment No. 4 dated March, 2001, the “Loan Agreement”).  The Administrative Agent, acting with the consent of all of the Lenders in accordance with the terms of the Loan Agreement, and Borrower hereby agree as follows:

1.             Definitions.  Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

2.             Deferment of Commitment Reduction.  The Lenders hereby agree to waive the reductions to the amount of the Commitment otherwise required to occur on December 31, 2001 by Section 2.6 of the Loan Agreement and, in furtherance thereof, the definition of “Reduction Date” is hereby amended so that the amount set forth opposite such date is “$0.”

3.             Conditions Precedent.  The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of the following:

(a)           counterparts of this Amendment executed by Borrower and the Administrative Agent, acting on behalf of the Lenders;

(b)           written consents to the execution, delivery and performance hereof from all of the Lenders; and

(c)           receipt by the Administrative Agent, for the ratable account of each of the Lenders in accordance with their respective Pro Rata Shares, of an amendment fee equal to [[10]] basis points times the amount of the Commitment.

4.             Representation and Warranty.  Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

5.             Confirmation.  In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

HARD ROCK HOTEL, INC., a Nevada corporation

By:	/s/ Peter Morton
Peter Morton
Title:	President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Janice Hammond
Janice Hammond, Vice President

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation, the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 5 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.

Bank of America NA
[Typed/Printed Name of Lender]

By:	/s/ Kristy Jackson

Title:	Vice President

Date:	12/28/01

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation, the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 5 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.

BANK OF SCOTLAND
[Typed/Printed Name of Lender]

By:	/s/ Joseph Fratus

Title:	JOSEPH FRATUS
Vice President
Date:	Dec. 27, 2001

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation, the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 5 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.

Comerica West Incorporated
[Typed/Printed Name of Lender]

By:	/s/ Eoin P. Collins
Eoin P. Collins
Title:	Vice President

Date:	12/28/2001